Exhibit 4.8

BRITISH TELECOMMUNICATIONS plc

Issuer

TO

LAW DEBENTURE TRUST COMPANY OF NEW YORK

Trustee

Fifth Supplemental Indenture

Dated as of February 14, 2014

$500,000,000 1.250% Notes due 2017

$800,000,000 2.350% Notes due 2019

FIFTH SUPPLEMENTAL INDENTURE

FIFTH SUPPLEMENTAL INDENTURE (the “Fifth Supplemental Indenture”), dated as of February 14, 2014, among British Telecommunications plc, a public limited company duly organized and existing under the laws of England and Wales (the “Company”), having its principal office at 81 Newgate Street, London EC1A 7AJ, England and Law Debenture Trust Company of New York, having its principal office at 400 Madison Avenue, 4th Floor, New York, NY 10017, United States (the “Trustee”).

RECITALS

WHEREAS, the Company and Citibank, N.A., a national banking association duly organized and existing under the laws of the United States (the “Former Trustee”) entered into an indenture, dated as of December 12, 2000 (the “Original Indenture”), providing for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness in one or more series as provided in the Indenture;

WHEREAS, the Company and the Former Trustee entered into a supplemental indenture, dated as of December 12, 2000 (the “First Supplemental Indenture”), creating and issuing four series of notes;

WHEREAS, the Company, the Former Trustee and the Trustee entered into an Instrument of Resignation, Appointment and Acceptance, dated as of August 22, 2007, whereby the Former Trustee resigned as trustee, and the Trustee was appointed, and accepted its appointment, as trustee under the Indenture;

WHEREAS, the Company and the Trustee entered into a supplemental indenture, dated as of December 12, 2007 (the “Second Supplemental Indenture”), creating and issuing two series of notes;

WHEREAS, the Company and the Trustee entered into a supplemental indenture, dated as of June 22, 2012 (the “Third Supplemental Indenture”), creating and issuing two series of notes;

WHEREAS, the Company and the Trustee entered into a supplemental indenture, dated as of June 28, 2013 (the “Fourth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”), creating and issuing a single series of notes;

WHEREAS, Section 901 of the Original Indenture provides that, without the consent of any Holders of Securities (as defined in the Original Indenture), the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Original Indenture, in form satisfactory to the Trustee, for certain purposes, including to add to the covenants of the Company for the benefit of the Holders of all or any series of securities, or to add to, change or eliminate any of the provisions of the Original Indenture in respect of one or more series, provided that any such addition, change, or elimination (i) shall neither (A) apply to any security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision or (B) modify the rights of the Holder of any such security with respect to such provision or (ii) shall become effective only when there is no such security Outstanding;

WHEREAS, pursuant to Section 301 of the Original Indenture, the Company may, from time to time, create and issue any series of securities in one or more indentures supplemental to the Original Indenture;

WHEREAS, on the date hereof the Company intends to issue pursuant to its Registration Statement on Form F-3 (File No. 333-182204) (the “Registration Statement”), dated June 19, 2012, the Prospectus Supplement dated February 11, 2014 and related Base Prospectus dated June 19, 2012 (together, the “Prospectus”) and the Indenture, US$500,000,000 of 1.250% senior notes due 2017 (the “2017 Notes”) and US$800,000,000 of 2.350% senior notes due 2019 (the “2019 Notes” and, together with the 2017 Notes, the “Fifth Supplemental Indenture Notes”), having the terms and conditions contemplated in the Prospectus as provided for in the Original Indenture, as supplemented by this Fifth Supplemental Indenture;

WHEREAS, the Board of Directors of the Company has authorized this Fifth Supplemental Indenture;

WHEREAS, any and all conditions and requirements necessary to make this Fifth Supplemental Indenture a valid, binding, and legal instrument in accordance with the terms of the Indenture have been performed and fulfilled and the execution and delivery of this Fifth Supplemental Indenture have been in all respects duly authorized;

WHEREAS, pursuant to Section 901 of the Original Indenture, the Trustee is authorized to execute and deliver this Fifth Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Fifth Supplemental Indenture;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and in the Indenture and for other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the Company and the Trustee hereby agree, for the equal and ratable benefit of the Holders, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01. Defined Terms. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as supplemented and amended hereby. All definitions in the Indenture shall be read in a manner consistent with the terms of this Fifth Supplemental Indenture.

ARTICLE TWO

TERMS OF THE FIFTH SUPPLEMENTAL INDENTURE NOTES

Section 2.01. Optional Redemption. The Company may redeem the Fifth Supplemental Indenture Notes, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of such series of notes or (ii) the sum of the present values of the principal amount of such series of notes and the Remaining Term Interest on such series of notes (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis at (x) the Treasury Rate plus 0.100% in the case of the 2017 Notes and (y) the Treasury Rate plus 0.150% in the case of the 2019 Notes, plus in each case accrued interest thereon to but excluding the date of redemption.

Section 2.02. Defeasance and Discharge. The Company may release itself from any payment or other obligations on the Fifth Supplemental Indenture Notes pursuant to Section 403 of the Original Indenture.

Section 2.03. Maintenance of Office or Agency. The Company shall maintain one or more Paying Agents in each Place of Payment for the Fifth Supplemental Indenture Notes. The Corporate Trust Office of the Trustee in The City of New York shall be the Paying Agent for the Fifth Supplemental Indenture Notes. At any time, the Company may designate additional Paying Agents, rescind the designation of any Paying Agents, or approve a change in the office through which a Paying Agent acts. However, the Company is required to maintain a Paying Agent in London.

ARTICLE THREE

SECURITY FORMS

Section 3.01. Form of Securities. The 2017 Notes shall be substantially in the form set forth in Exhibit A hereto and the 2019 Notes shall be substantially in the form set forth in Exhibit B hereto.

ARTICLE FOUR

MISCELLANEOUS

Section 4.01. Effect of the Fifth Supplemental Indenture. This Fifth Supplemental Indenture supplements the Indenture and shall be a part, and subject to all the terms, thereof. The Indenture, as supplemented and amended by this Fifth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture and the Fifth Supplemental Indenture shall be read, taken and construed as one and the same instrument; provided, however, that any provision in this Fifth Supplemental Indenture which conflicts with any corresponding provision in the Indenture shall replace such conflicting terms in the Indenture in their entirety, to the extent that such terms relate to the Fifth Supplemental Indenture Notes and any Securities issued hereafter (unless otherwise provided in the applicable supplemental indenture). All provisions included in this Fifth Supplemental Indenture supersede any conflicting provisions included in the Indenture unless not permitted by law.

Section 4.02. Governing Law. This Fifth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 4.03. Trustee Makes no Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

Section 4.04. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of this Fifth Supplemental Indenture.

Section 4.05 Counterparts. The parties may sign any number of copies of this Fifth Supplemental Indenture, and each signed copy shall be an original, but all such counterparts shall represent but one and the same agreement.

Section 4.06. Successor and Assigns. All covenants and agreements in this Fifth Supplemental Indenture by the Company, the Trustee and the Holders shall bind their respective successors and assigns, whether so expressed or not.

Section 4.07. Severability Clause. In case any provision in this Fifth Supplemental Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.08. Benefits of Fifth Supplemental Indenture. Nothing in this Fifth Supplemental Indenture or in the Securities shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and Holders) any benefit or any legal or equitable right, remedy or claim under this Fifth Supplemental Indenture.

[SIGNATURE PAGE TO FOLLOW IMMEDIATELY]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first written above.

The Common Seal of BRITISH TELECOMMUNICATIONS plc hereunto affixed is authenticated

By:	/s/ H.G. Brierley

Name:	H. G. Brierley
Title:	Secretary

LAW DEBENTURE TRUST COMPANY OF NEW YORK

By:	/s/ James D. Heaney

Name:	James D. Heaney
Title:	Managing Director

Exhibit A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[FORM OF REGISTERED SECURITY]

[FORM OF FACE OF REGISTERED SECURITY]

BRITISH TELECOMMUNICATIONS PLC

1.250% NOTES DUE 2017

No. H-

U.S.$

ISIN: US111021AJ09

CUSIP: 111021 AJ0

British Telecommunications plc, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum of U.S.$         on February 14, 2017 and to pay interest thereon from the date hereof, semi-annually in arrears on February 14 and August 14 of each year, commencing on August 14, 2014 (each an “Interest Payment Date”), at a rate of 1.250% per annum, until the principal hereof is paid or made available for payment, calculated on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided for in such Indenture, be paid to the Person in whose name this Security (or one more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the first day of the month in which an interest payment is due.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Reference is hereby made to the further provisions of this Security set forth in the Indenture and to the provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

The Common Seal of BRITISH TELECOMMUNICATIONS plc hereunto affixed is authenticated:

By:

Name:
Title:

(See reverse for additional terms)

CERTIFICATE OF AUTHENTICATION

This is one of the 1.250% Notes due 2017 described in the within-mentioned Indenture.

Dated: February 14, 2014

LAW DEBENTURE TRUST COMPANY OF NEW YORK As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF REGISTERED SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of December 12, 2000 (the “Original Indenture”) between the Company and Law Debenture Trust Company of New York, as successor Trustee under the Indenture (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated December 12, 2000 (the “First Supplemental Indenture”) between the Company and the Trustee, the Second Supplemental Indenture dated as of December 12, 2007, between the Company and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated as of June 22, 2012, between the Company and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture dated as of June 28, 2013, between the Company and the Trustee (the “Fourth Supplemental Indenture”) and the Fifth Supplemental Indenture dated as of February 14, 2014, between the Company and the Trustee (the “Fifth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S.$500,000,000. The Securities of this series are issued in registered form in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

The Company will pay to the Holders of Securities such Additional Amounts as may become payable under Section 1004 of the Indenture.

The Company may redeem the Securities, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of such notes or (ii) the sum of the present values of the principal amount of such note and the Remaining Term Interest on such note (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis at the Treasury Rate plus 0.100%, plus in each case interest accrued to but excluding the date of redemption.

The Securities may also be redeemed at the option of the Company in whole but not in part at any time at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Company satisfies the Trustee that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or of any political subdivision or taxing authority of or in the United Kingdom or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, execution or amendment becomes effective on or after the date on which agreement is reached to issue the first tranche of such series of

Securities the Company has been or will be required to pay additional amounts with respect to the Securities as described in Section 1004 of the Indenture. Prior to the giving of notice of redemption of such Securities pursuant to this provision, the Company will deliver to the Trustee an Officers’ Certificate, stating that the Company is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of the Company to redeem such Securities pursuant to this provision has been satisfied. Such Officers’ Certificate shall attach a certificate of an independent lawyer or accountant to the effect that the circumstances required to be established for this provision pursuant to Section 1108 of the Indenture exist.

Notice of any redemption shall be mailed at least 15 days but not more than 30 days before the redemption date to each holder of Securities to be redeemed. All Securities surrendered for payment or exchange shall be delivered to the Trustee. The Trustee shall cancel and may destroy all such Securities surrendered for payment or exchange, in accordance with its note destruction policy; provided, however, that if Securities are destroyed, the Trustee shall deliver a certificate of destruction to the Company. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the relevant Securities or portions thereof called for redemption.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2⁄3% in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than 66 2⁄3% in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and not less than a majority in principal amount of the Securities at the time Outstanding to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series or will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series. The Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof or any related coupon for the enforcement of payment of the principal of or any interest on this Security or payment of such coupon on or after the respective due dates expressed herein or in such coupon.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest (including additional amounts, as described on the face hereof) on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Exhibit B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[FORM OF REGISTERED SECURITY]

[FORM OF FACE OF REGISTERED SECURITY]

BRITISH TELECOMMUNICATIONS PLC

2.350% NOTES DUE 2019

No. I-

U.S.$

ISIN: US111021AK71

CUSIP: 111021 AK7

British Telecommunications plc, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum of U.S.$         on February 14, 2019 and to pay interest thereon from the date hereof, semi-annually in arrears on February 14 and August 14 of each year, commencing on August 14, 2014 (each an “Interest Payment Date”), at a rate of 2.350% per annum, until the principal hereof is paid or made available for payment, calculated on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided for in such Indenture, be paid to the Person in whose name this Security (or one more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the first day of the month in which an interest payment is due.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Reference is hereby made to the further provisions of this Security set forth in the Indenture and to the provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

The Common Seal of BRITISH TELECOMMUNICATIONS plc hereunto affixed is authenticated:

By:

Name:
Title:

(See reverse for additional terms)

CERTIFICATE OF AUTHENTICATION

This is one of the 2.350% Notes due 2019 described in the within-mentioned Indenture.

Dated: February 14, 2014

LAW DEBENTURE TRUST COMPANY OF NEW YORK As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF REGISTERED SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of December 12, 2000 (the “Original Indenture”) between the Company and Law Debenture Trust Company of New York, as successor Trustee under the Indenture (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated December 12, 2000 (the “First Supplemental Indenture”) between the Company and the Trustee, the Second Supplemental Indenture dated as of December 12, 2007, between the Company and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated as of June 22, 2012, between the Company and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture dated as of June 28, 2013, between the Company and the Trustee (the “Fourth Supplemental Indenture”) and the Fifth Supplemental Indenture dated as of February 14, 2014, between the Company and the Trustee (the “Fifth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S.$800,000,000. The Securities of this series are issued in registered form in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

The Company will pay to the Holders of Securities such Additional Amounts as may become payable under Section 1004 of the Indenture.

The Company may redeem the Securities, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of such notes or (ii) the sum of the present values of the principal amount of such note and the Remaining Term Interest on such note (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis at the Treasury Rate plus 0.150%, plus in each case interest accrued to but excluding the date of redemption.

The Securities may also be redeemed at the option of the Company in whole but not in part at any time at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Company satisfies the Trustee that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or of any political subdivision or taxing authority of or in the United Kingdom or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, execution or amendment becomes effective on or after the date on which agreement is reached to issue the first tranche of such series of

Securities the Company has been or will be required to pay additional amounts with respect to the Securities as described in Section 1004 of the Indenture. Prior to the giving of notice of redemption of such Securities pursuant to this provision, the Company will deliver to the Trustee an Officers’ Certificate, stating that the Company is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of the Company to redeem such Securities pursuant to this provision has been satisfied. Such Officers’ Certificate shall attach a certificate of an independent lawyer or accountant to the effect that the circumstances required to be established for this provision pursuant to Section 1108 of the Indenture exist.

Notice of any redemption shall be mailed at least 15 days but not more than 30 days before the redemption date to each holder of Securities to be redeemed. All Securities surrendered for payment or exchange shall be delivered to the Trustee. The Trustee shall cancel and may destroy all such Securities surrendered for payment or exchange, in accordance with its note destruction policy; provided, however, that if Securities are destroyed, the Trustee shall deliver a certificate of destruction to the Company. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the relevant Securities or portions thereof called for redemption.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2⁄3% in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than 66 2⁄3% in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and not less than a majority in principal amount of the Securities at the time Outstanding to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series or will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series. The Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof or any related coupon for the enforcement of payment of the principal of or any interest on this Security or payment of such coupon on or after the respective due dates expressed herein or in such coupon.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest (including additional amounts, as described on the face hereof) on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

B-6